Exhibit 10.17

SPIRE GLOBAL, INC.

Dealer Manager and Solicitation Agent Agreement

New York, New York

November 16, 2022

Deutsche Bank Securities Inc.,

as Dealer Manager

1 Columbus Circle,

New York, NY 10019

Ladies and Gentlemen:

Spire Global, Inc., a Delaware corporation (the “Company”), plans to commence an offer (as described in the Prospectus, the “Exchange Offer”) pursuant to which the Company will offer to the holders of certain of its outstanding warrants (as set forth in the Prospectus) (the “Warrants”) the opportunity to receive 0.2 shares of the Class A common stock, $0.0001 par value per share (“Class A Shares”) of the Company in exchange for each of the Company’s Warrants tendered by a holder and exchanged upon the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Material. The Company has caused the Exchange Offer and Consent Solicitation Material to be prepared and furnished to you on or prior to the date hereof for use in connection with the Exchange Offer and the Consent Solicitation. Certain capitalized terms used herein are defined in Section 16 of this Agreement. Concurrently with the Exchange Offer, the Company will solicit (the “Consent Solicitation”) consents (“Consents”) from the holders of the Warrants, upon the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Material, to certain proposed amendments to the terms of the Warrants as described in the Prospectus.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-4 that were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the effective date of the Registration Statement (the “Effective Date”) or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1. Appointment as Dealer Manager, Fees and Expenses.

(a)    The Company hereby engages Deutsche Bank Securities Inc. to act as the sole and exclusive dealer manager and solicitation agent for the Exchange Offer and the Consent Solicitation (the “Dealer Manager”). The Dealer Manager may perform the services contemplated hereby in conjunction with its Affiliates, and any Affiliates of the Dealer Manager performing services hereunder shall be entitled to the benefits and be subject to the terms, limitations and conditions of this Agreement. As Dealer Manager, you agree, in accordance with your firm’s customary practices, to perform in connection with the Exchange Offer and the Consent Solicitation those services as are customarily performed by investment banking firms acting as dealer managers and solicitation agents of exchange offers and consent solicitations each of a like nature, including without limitation, using commercially reasonable efforts to solicit tenders of the Warrants pursuant to the Exchange Offer, soliciting Consents, communicating with brokers, dealers, commercial banks, trust companies and other holders of the Warrants with respect to the Exchange Offer or the Consent Solicitation and assisting in the distribution of the Exchange Offer and Consent Solicitation Material.

(b)    Other than the references to the Dealer Manager in the Exchange Offer and Consent Solicitation Material, the Company agrees that it will not file, use or publish any material in connection with the Exchange Offer or the Consent Solicitation, use the name Deutsche Bank Securities Inc. (or any related names thereof), or the names of any of its Affiliates, or refer to the Dealer Manager or its relationship with the Company in any such material, unless the Company has furnished a copy of such material to the Dealer Manager for its review prior to filing, use or publication and will not file, use or publish any such material to which the Dealer Manager reasonably objects. There shall be no fee for any such permitted use or reference other than as set forth herein.

2. Compensation.

(a)    The Company shall pay the Dealer Manager, in respect of its services as Dealer Manager, the fees set forth in the attached Schedule I.

(b)    Unless this Agreement has been terminated by the Company pursuant to Section 9(a)(ii), the Company shall promptly reimburse the Dealer Manager (in addition to the fees set forth in Schedule I), without regard to consummation of the Exchange Offer or the Consent Solicitation, on demand for the Dealer Manager’s reasonable and documented out-of-pocket expenses incurred in connection with preparing for and performing its functions as Dealer Manager in accordance with this Agreement, including the reasonable fees, costs and out-of-pocket expenses of counsel for its representation of the Dealer Manager in connection therewith, whether or not the Exchange Offer is commenced or consummated; provided, that the fees and expenses of legal counsel to the Dealer Manager to be reimbursed by the Company shall not exceed $125,000 in the aggregate without the prior consent of the Company, which consent shall not be unreasonably withheld; provided further, that such cap on reimbursable fees and expenses shall not impact the Company’s obligations under Section 7 of this Agreement.

3.    Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Dealer Manager at each of the Commencement Date, the Expiration Date and the Exchange Date that:

(a)    The Class A Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission (the “Commission Documents”) since the Company has been subject to the requirements of Section 12 of the Exchange Act, and all of such filings required to be filed within the last 12 months have been made on a timely basis. The Class A Shares are currently quoted on the New York Stock Exchange (“NYSE”) under the trading symbol “SPIR”. The Company and the transactions contemplated hereby meet the requirements for incorporation of reports by reference under Item 11 of Form S-4 under the Act and the rules and regulations of the Commission thereunder.

(b)    The Company has prepared and filed with the Commission the Schedule TO and a registration statement on Form S-4, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Class A Shares in exchange for Warrants pursuant to the Exchange Offer and the Consent Solicitation. Following the effectiveness of the Registration Statement, the Company will file with the Commission a final prospectus in accordance with Rule 424(b) if required by Commission rules. As filed, such preliminary prospectus, Schedule TO and final prospectus shall contain or incorporate by reference all information required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder.

(c)    No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

(d)    (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, and will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Act (if it is so filed) and the Exchange Date, will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any

supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information in the Preliminary Prospectus shall include only the names and the contact information of the Dealer Manager in the Preliminary Prospectus and on the back cover of the Preliminary Prospectus.

(e)    The documents incorporated by reference in the Registration Statement, the Prospectus and the Schedule TO, or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Schedule TO or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however, that this representation and warranty shall not apply to any statements or omissions (a) that have been corrected in a filing that has been incorporated by reference in the relevant document prior to the time as of which the representation is given or (b) based upon and in conformity with the Dealer Manager Information.

(f)    The financial statements (including the related notes thereto and the supporting schedules, if any) of the Company and its consolidated subsidiaries (at the respective times such financial statements were prepared) (the Company’s consolidated subsidiaries as of the date of this Agreement, being those listed on Schedule III hereto, the “Subsidiaries”), set forth or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, have been and will be prepared in accordance with Regulation S-X under the Act, in all material respects, and with United States generally accepted accounting principles (“US GAAP”) consistently applied at the times and during the periods covered thereby (except (i) as may be otherwise indicated in such financial statements or the notes thereto, and (ii) in the case of unaudited interim statements, subject to normal year-end audit adjustments and the exclusion or condensing of certain footnotes), and fairly present in all material respects and will fairly present in all material respects the financial position of the Company as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified (subject, in the case of unaudited statements, to normal year-end adjustments); and the other financial information included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries and presents fairly in all material respects the information shown thereby. The Company does not have any material liabilities or obligations, direct or contingent, which are not disclosed in the Pre-Effective

Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, as of the date of filing of those documents. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus under the Act or the rules and regulations of the Commission thereunder. The pro forma financial information included in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Act and the rules and regulations thereunder and include all adjustments necessary to present fairly in accordance with US GAAP the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma financial information included in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma adjustments give appropriate effect to those assumptions; and the pro forma financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(g)    As of the date hereof, the Company is an “emerging growth company” as defined in Section 2(a) of the Act.

(h)    The Company is duly incorporated and validly existing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as is currently being conducted as described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure, individually or in the aggregate, to be so qualified or in good standing or have such power or authority would not be reasonably expected to, individually or in the aggregate, have a material adverse effect on (i) the assets, properties, condition, financial or otherwise or in the results of operations, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or (iii) the ability of the Company to perform its obligations under this Agreement (collectively, a “Material Adverse Effect”).

(i)    Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, each of the Company and its Subsidiaries has good and marketable title to all of the properties and assets owned by it that are material to the business of the Company and the Subsidiaries taken as a whole, free and clear of all material liens, charges, claims, security interests or encumbrances (collectively, “Encumbrances”), except (i) those that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) those that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) as relates to possession under all material leases to which it is party as lessee, and (iv) such other Encumbrances executed by the

Company and its Subsidiaries in the ordinary course of business or as or may be required to conduct their business (including without limitation, under the existing offices and lease agreements of the Company and its Subsidiaries, and other Encumbrances executed with commercial banks in order to secure ongoing payments under credit cards and/or corporate cards). All material leases to which the Company or its Subsidiaries is a party are valid and binding and no material default has occurred and is continuing thereunder, and no event or circumstance that with the passage of time or giving of notice, or both, would constitute such a material default has occurred and is continuing, and, to the knowledge of the Company, no material defaults by the counterparties exist under any such leases or contracts.

(j)    (i) Neither the Company nor the Subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiaries, has, in the past five years, in connection with the operation of the Company or any of the Subsidiaries, used any corporate funds of the Company for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds of Company, violated or is in violation of any provision of the FCPA; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment in breach of the FCPA; (ii) no relationship, direct or indirect, exists between or among the Company or, to the knowledge of the Company, the Subsidiaries, on the one hand, and the directors, officers and shareholders of the Company or, to the knowledge of the Company, the Subsidiaries, on the other hand, that is required by the Act to be described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or the Subsidiaries or any of their controlled Affiliates, on the one hand, and the directors, officers, shareholders or directors of the Company or, to the knowledge of the Company, the Subsidiaries, on the other hand, that is required by the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to be described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus that is not so described; and (iv) except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the knowledge of the Company, the Subsidiaries to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them.

(k)    The Company is not now and, after giving effect to the Exchange Offer, will not be required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

(l)    The Company has an authorized capitalization as set forth in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus as of the date or dates set forth therein. All of the issued shares of share capital of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws; and all of the issued shares of share capital or other equity interests of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable or issued in accordance with the terms of such securities of the Company (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and the shares of such Subsidiaries are owned directly or indirectly by the Company and are held free and clear of all Encumbrances. None of the outstanding Class A Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as may be otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, and except with respect to equity awards (the “Equity Incentive Securities”) issued under the Company’s equity incentive plans (the “Company Equity Incentive Plans”), there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company.

(m)    With respect to the Equity Incentive Securities (i) each grant of an Equity Incentive Security was duly authorized by the Company in accordance with the applicable laws by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, (ii) each such grant was made in accordance with the terms of the Company Equity Incentive Plans and all other applicable laws and regulatory rules or requirements, except where the failure to comply with such laws, regulatory rules or requirements would not be reasonably expected to result in a Material Adverse Effect, and (iii) each such grant was properly accounted for in accordance with US GAAP in the financial statements (including the related notes) of the Company included in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, to the extent required under US GAAP to be accounted for in such financial statements.

(n)     The Class A Shares to be issued in exchange for the Warrants as contemplated by the Exchange Offer and Consent Solicitation Material (the “Placement Shares”) have been duly authorized for issuance and, when issued and delivered pursuant to the Exchange Offer, as contemplated by the Exchange Offer and Consent Solicitation Material, will be validly issued, fully paid and non-assessable and free and clear of all Encumbrances and will be issued in compliance with federal and state securities laws; the share capital of the Company, including the Class A Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Class A Shares, including the Placement Shares, will conform to the description thereof contained in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus as amended or supplemented. Neither the shareholders of the Company, nor any other person or entity have any preemptive rights or rights of first refusal with respect to the Placement Shares, or other rights to purchase or receive any of the Placement Shares, and no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of share capital or other securities of the Company upon the issuance or sale of the Placement Shares in exchange for the Warrants pursuant to the Exchange Offer, in each case except for rights that have been validly waived.

(o)    Since the date of the most recent financial statements of the Company set forth in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, (i) neither the Company nor any of the Subsidiaries has sustained any material loss or interference with the business of the Company and its Subsidiaries, taken as a whole, including without limitation, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except in each case as otherwise disclosed in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus; (ii) there have been no transactions entered into by the Company or the Subsidiaries which are material to the Company and its Subsidiaries, considered as a whole, except as otherwise disclosed in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus; (iii) there has not been any material change, on a consolidated basis, in the authorized or outstanding share capital of the Company and its Subsidiaries (other than the issuance of Class A Shares upon the exercise of stock options and warrants or upon conversion of convertible securities described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus), any material increase in the short-term debt or long-term debt of the Company and its Subsidiaries, on a consolidated basis, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or any Material Adverse Effect, or any development reasonably likely to cause or result in a Material Adverse Effect (any change described in this Section 3(o) is referred to as a “Material Change”).

(p)     (i) Except as set forth in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, there is no legal, governmental or administrative proceeding, investigation, action, suit pending, or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or any of their respective properties or to which the Company or its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject, or against any officer or director of the Company or the Subsidiaries in connection with such person’s employment therewith that, if determined adversely to the Company or the Subsidiaries or such officer or director, would individually or in the aggregate reasonably be expected to have, a Material Adverse Effect. Neither the Company nor its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect, except for such order, writ, injunction, judgment or decree applicable to all companies in the similar industry or business of the Company and its Subsidiaries or applicable to all companies in the jurisdictions in which the Company operates. (ii) There are no legal, governmental or administrative proceedings, actions, suits or documents, or, to the knowledge of the Company, investigations, of the Company or its Subsidiaries that are required to be described in, or incorporated by reference into, or filed as exhibits to the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus or any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so described or filed as required by the Act or the Exchange Act and the rules and regulations of the Commission thereunder.

(q)    (i) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to conduct the Exchange Offer and the Consent Solicitation, to provide the representations, warranties and indemnities under this Agreement and all necessary action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Exchange Offer and the Consent Solicitation. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that rights to indemnification and contribution hereunder may be limited by applicable law and except that enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether applied in a proceeding in law or equity). (ii) Executing and delivering this Agreement, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein, including the Exchange Offer and Consent Solicitation, will not result in (1) a breach or violation of any of the terms and provisions of, or constitute a default under, any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or its Subsidiaries is a party or by which either of them is bound or to which any of the property of the Company or its Subsidiaries is subject, (2) a violation of the Company’s certificate of incorporation, (3) a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties, or (4) the creation of any material Encumbrance upon any assets of the Company or its Subsidiaries or the triggering, solely as a result of the Company’s execution and delivery of this Agreement, of any preemptive or rights of first refusal or first offer, or any similar rights (whether pursuant to a “poison pill” provision or otherwise), on the part of holders of the Company’s securities or any other person, except, in the cases of (1), (3) and (4) above, for any such conflict, breach, violation, creation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries or controlled Affiliates, nor any person acting on its or their behalf, has issued or sold any Class A Shares or securities or instruments convertible into, exchangeable for and/or otherwise entitling the holder thereof to acquire Class A Shares which would be integrated with the Exchange Offer.

(r)    All agreements between the Company and third parties expressly referenced in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus are legal, valid and binding obligations of the Company enforceable, in all material respects, in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof and except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(s)    The Company and each of its “significant subsidiaries” within the meaning of Rule 1-02(w) of Regulation S-X is not (i) in violation of its certificate of incorporation or by-laws or other applicable governing documents, (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

(t)    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Encumbrances that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the certificate of incorporation or by-laws or similar organization document of the Company or any of its Subsidiaries or (ii) any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except with respect to clause (ii), such violations as would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

(u)    The Company and its Subsidiaries have not violated and are in compliance in all material respects with all laws, statutes, ordinances, regulations, rules and orders of each foreign, federal, state or local government and any other governmental department or agency having jurisdiction over the Company and the Subsidiaries, and any judgment, decision, decree or order of any court or governmental agency, department or authority having jurisdiction over the Company and the Subsidiaries, except for such violations or noncompliance which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(v)    The Company and each of its Subsidiaries possesses such permits, licenses, certificates, approvals, clearances, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure to possess would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect. The Company and each of its Subsidiaries is in compliance with the terms and conditions of all

Governmental Licenses and, to the Company’s knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any Government License, except where the failure so to comply would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect. All of the material Governmental Licenses are valid and in full force and effect. Neither the Company nor any of its Subsidiaries (i) has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. Governmental Entity or third party alleging that any product, operation or activity is in violation of any Governmental Licenses and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (ii) has received written notice that any Governmental Entity has taken, is taking or intends to take regulatory action, and has no knowledge that any other Governmental Entity is considering such action; (iii) has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, safety alert, or similar notice or action relating to any alleged product defect; and (iv) is a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Entity, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)    No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the Exchange Offer or Consent Solicitation or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained under the Act, the rules and regulations of the Commission thereunder, the rules of NYSE, state securities laws and the rules of FINRA.

(x)     On the date hereof, and after the date hereof other than as set forth in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is prudent, reasonable and, to the knowledge of the Company, customary for companies engaged in similar businesses in similar industries; neither the Company nor its Subsidiaries has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and in full force and effect and neither the Company nor the Subsidiaries has received any notice of cancellation or proposed cancellation relating to such insurance.

(y)     Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus or would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(z)    PricewaterhouseCoopers LLP (the “Company Auditors”), who has expressed its opinion with respect to the Company’s audited financial statements (which term as used in this Agreement includes the related notes thereto) and any supporting schedules filed with the Commission or incorporated by reference as a part of the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, is an independent registered public accounting firm as required by the Act and the Exchange Act. Macias Gini & O’Connell LLP, who has expressed its opinion with respect to exactEarth Ltd’s audited financial statements (which term as used in this Agreement includes the related notes thereto) and any supporting schedules filed with the Commission or incorporated by reference as a part of the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, is an independent registered public accounting firm as required by the Act and the Exchange Act.

(aa)    No forward looking statement within the meaning of Section 27A of the Act and Section 21E of the Exchange Act contained in, or incorporated by reference into, the Commission Documents, the Registration Statement, the Prospectus or the Schedule TO, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(bb)    Each of the Company and the Subsidiaries has good and marketable title to all real property owned by it and good title or valid leases to all personal property owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or Encumbrances (except for customary easements and rights of way) of any kind except such as (A) are described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, (B) are not expected, singly or in the aggregate, to materially affect the value of such property and to materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, or (C) such other Encumbrances executed by the Company and its Subsidiaries in the ordinary course of business or as or may be required to conduct their business (including without limitation, under the existing offices and lease agreements of the Company and its Subsidiaries, and other Encumbrances executed with commercial banks in order to secure ongoing payments under credit cards and/or corporate cards).

(cc)    Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus or as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, (i) the Company and its Subsidiaries own or possess, or can promptly acquire on reasonable terms, ownership, licenses or other legal rights to use all patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights (collectively, “Intellectual Property Rights”) necessary for their respective businesses as now conducted, (ii) the Company believes it and its Subsidiaries have taken commercially reasonable steps necessary to establish and preserve their respective ownership of all Intellectual Property Rights owned by the Company or any of its Subsidiaries that is necessary for their respective businesses as now conducted, (iii) to the knowledge of the Company, there is no infringement, misappropriation or other violation of the Intellectual Property Rights owned by the Company or any of its Subsidiaries by any third party, (iv) to the knowledge of the Company, the present business, activities and products of the Company and its Subsidiaries do not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other person or entity, (v) to the knowledge of the Company, there is no proceeding pending or threatened in writing, charging the Company or any of its Subsidiaries with infringement, misappropriation or other violation of any Intellectual Property Rights adversely held by a third party which has been filed, (vi) to the knowledge of the Company, no proceedings have been instituted or are pending or threatened in writing, which challenge the rights of the Company or any of its Subsidiaries to use the Intellectual Property Rights owned by or licensed to the Company or its Subsidiaries, and (vii) the Intellectual Property Rights owned by and, to the knowledge of the Company, licensed, to the Company and its Subsidiaries, has not been adjudged invalid or unenforceable in whole or in part and to the knowledge of the Company, there is no pending or threatened in writing proceeding by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which are reasonably likely to form a basis for any such claim.

(dd)    (i) The Company has filed all federal and state and all applicable local and foreign income tax returns which have been required to be filed through the date hereof, except in any case in which the failure to so file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) The Company has paid all federal, state and local and foreign taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ee)    The Company has not relied upon the Dealer Manager or legal counsel for the Dealer Manager for any legal, tax or accounting advice in connection with the Exchange Offer and Consent Solicitation.

(ff)    Neither the Company nor, to the Company’s knowledge, the Subsidiaries has incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Dealer Manager pursuant to this Agreement.

(gg)    (i) Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (a) are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the preparation of the Registration Statement; (b) have been evaluated for effectiveness in accordance with U.S. securities laws; and (c) are effective in all material respects to perform the functions for which they were established. (ii) Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company (a) makes and keeps accurate books and records and (b) maintains internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management’s authorization, (2) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (3) access to its assets is permitted only in accordance with management’s authorization and (4) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh)    Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company maintains effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 of the Exchange Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as otherwise described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (x) no material weakness identified in the Company’s internal control over financial reporting (whether or not remediated) and (y) no adverse change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii)    Neither the Company nor the Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a FINRA member” or “associated person of a FINRA member” (within the meaning of Article I of the Bylaws of the FINRA).

(jj)    The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(kk)    No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, except where any such labor dispute would not, individually or in the aggregate, result in a Material Adverse Effect.

(ll)    Except as waived or as may be described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, including the documents incorporated therein by reference, neither the Company nor its Subsidiaries is party to any agreement that provides any person with the right to require the Company or its Subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance or sale of the Placement Shares.

(mm)     The statements set forth in the Prospectus under the caption “Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Shares, and under the caption “The Offer and Consent Solicitation,” insofar as they purport to describe in all material respects the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(nn)    None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or controlled Affiliate of the Company or its Subsidiaries is currently the target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) or any proceeding, investigation, suit or other action arising out of Sanctions, nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions.

(oo)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company and its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(pp)    There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its controlled Affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus which have not been described as required.

(qq)    The Company has not used and will not use any “free writing prospectus” as defined in Rule 433 under the Act relating to the Exchange Offer or the Consent Solicitation.

(rr)    The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ss)    Except as otherwise disclosed in, or incorporated by reference into, the Registration Statement and the Prospectus, or where the breach or compromise would not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect, (i)(x) to the knowledge of the Company, there has been no security breach or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data that the Company maintains within its own systems on the behalf of the foregoing), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data except where such event or condition would not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect; and (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(tt)    The Company has not taken, directly or indirectly, without giving effect to actions by the Dealer Manager, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Class A Shares or any security of the Company to facilitate the Exchange Offer or Consent Solicitation.

(uu)     Except as otherwise disclosed in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company does not have any material lending or other relationship with any bank or lending Affiliate of the Dealer Manager.

(vv)    Any statistical and market-related data included in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(ww)    There are no business relationships or related-party transactions involving the Company, any of the Subsidiaries or any other person required to be described in, or incorporated by reference into, the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, which have not been described as required. Each of the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus contains in all material respects the description of the matters set forth in the preceding sentence as required by the applicable law.

(xx)     The Exchange Offer will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(yy)    The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any Affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(zz)     The Company has complied in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Consent Solicitation, the Exchange Offer and Consent Solicitation Material and the transactions contemplated hereby and thereby.

(aaa)    The Company is not, and has not been at any point during the past five years, a “United States real property holding corporation” for U.S. federal income tax purposes.

4.    Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that:

(a)    The Dealer Manager will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer or Consent Solicitation other than one or more of the Exchange Offer and Consent Solicitation Material in a form agreed between the Company and the Dealer Manager, or (2) make any public oral communications relating to the Exchange Offer or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6.

(b)    The Dealer Manager’s acceptance of this Agreement has been duly authorized, executed and delivered by the Dealer Manager.

5.    Agreements. The Company agrees with the Dealer Manager that:

(a)    Prior to the termination of the Exchange Offer and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. The Company will promptly advise the Dealer

Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto or any document incorporated therein, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Class A Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(b)    The Company will furnish to the Dealer Manager and counsel for the Dealer Manager, without charge, conformed copies of the Registration Statement (including exhibits thereto) and as many copies of the Exchange Offer and Consent Solicitation Material and the Prospectus in final form as the Dealer Manager may reasonably request.

(c)    The Company will comply with the Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Class A Shares issued in the Exchange Offer and Consent Solicitation, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer or Consent Solicitation is required to be delivered under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the rules and regulations of the Commission thereunder, in connection with use or delivery of the Exchange Offer and Consent Solicitation Material, the Company promptly will (i) notify the Dealer Manager of any such event, (ii) upon the request of Dealer Manager, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus, and (iv) supply any supplemented Exchange Offer and Consent Solicitation Material to the Dealer Manager in such quantities as they may reasonably request.

(d)    The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Exchange Offer and Consent Solicitation Material or to withdraw, rescind or terminate the Exchange Offer or the Consent

Solicitation or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer or the Consent Solicitation, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Manager with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Change relating to or affecting the Exchange Offer or the Consent Solicitation and (iv) any other non-privileged information relating to the Exchange Offer, the Consent Solicitation the Exchange Offer and Consent Solicitation Material or this Agreement which the Dealer Manager may from time to time reasonably request.

(e)    To the extent it is permitted by law, the Company will inform the Dealer Manager of any material litigation or administrative action with respect to the Exchange Offer or the Consent Solicitation as soon as practicable after the Company becomes aware of it.

(f)    As soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(g)    The Company will promptly from time to time take such action as the Dealer Manager may reasonably request to qualify the Class A Shares for offering and sale under the securities laws of such jurisdictions as the Dealer Manager may request and to comply with such laws so as to permit the continuance of exchanges and dealings in such jurisdictions for as long as may be necessary to complete the Exchange Offer and the Consent Solicitation; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process or submit itself to taxation in any jurisdiction.

(h)    The Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

(i)    The Company will cooperate with the Dealer Manager to permit the Class A Shares to be eligible for clearance and settlement through The Depository Trust Company.

(j)    The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the Prospectus, the issuance of the Class A Shares and the fees of the Information Agent and Exchange Agent engaged by the Company; (ii) the preparation, printing (or reproduction) and delivery of the Exchange Offer and Consent Solicitation Material and each amendment or supplement thereto; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Class A Shares, if applicable; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer or the Consent Solicitation; (v) advertising expenses incurred by the Company in connection with the Exchange Offer or the Consent Solicitation, if any; (vi) any registration or qualification of the Class A Shares for offer and sale under the blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Dealer Manager relating to such registration and qualification); (vii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offer; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company; (ix) fees and expenses incurred in connection with listing the Class A Shares issued in connection with the Exchange Offer on NYSE; (x) any stamp, transfer, or similar taxes, if any, payable in connection with the original issuance and sale of the Class A Shares and the acquisition of Warrants from the holders thereof; and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer or the Consent Solicitation. It is understood that, except as provided in this Section, Section 2 and Section 7 hereof, the Dealer Manager will pay all of its own costs, including transfer taxes on resale of any Class A Shares issued in the Exchange Offer or the Consent Solicitation by them, and any advertising expenses connected with any offers they may make.

(k)    The Company will not take, directly or indirectly, any action that is designed to cause or result in, or which might reasonably be expected to cause or result in, under the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer or the Consent Solicitation; provided that the Company shall not be responsible as to any action taken or to be taken by the Dealer Manager.

(l)    The Company shall arrange for D.F. King & Co., Inc. to serve as Information Agent and American Stock Transfer & Trust Company, LLC to serve as Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer and the Consent Solicitation.

(m)    The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(n)    The Company will comply in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act, in connection with the Exchange Offer, the Consent Solicitation, the Exchange Offer and Consent Solicitation Material and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any Affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(o)    The Company further acknowledges and agrees that you will not make any recommendation to any holders of the Warrants regarding whether to participate (in whole or in part) in the Exchange Offer or the Consent Solicitation.

6.    Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein, in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be accurate in all respects), at the Commencement Date, the Effective Date and the Exchange Date, to the accuracy, in all material respects (except for such statements that are already qualified by materiality concepts, which statements shall be accurate in all respects), of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, in all material respects (except for such obligations that are already qualified by materiality concepts, which obligations shall be performed in all respects) and to the following additional conditions:

(a)    The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)    As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission.

(c)    Faegre Drinker Biddle & Reath LLP, counsel for the Company, shall have delivered to the Dealer Manager at the Commencement Date, the Effective Date and the Exchange Date, as applicable, its opinion and negative assurance letter, in a form acceptable to the Dealer Manager.

(d)    At the Commencement Date, the Effective Date and the Exchange Date, the Dealer Manager shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Dealer Manager, such letter and such opinion, in each case addressed to the Dealer Manager with respect to the Exchange Offer and the Consent Solicitation as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling counsel to pass upon such matters.

(e)    At the Exchange Date, the Company shall have furnished or caused to be furnished to the Dealer Manager a certificate of the Company, signed by the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President or any Secretary or Treasurer of the Company and a principal financial or accounting officer of the Company, dated as of the Exchange Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that:

(i)    the representations and warranties of the Company in this Agreement are true and correct as of the Exchange Date;

(ii)     the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(iii)    no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iv)    since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no Material Change, except as set forth in or contemplated in the Prospectus as amended or supplemented.

(f)    The Company shall have requested and caused each of the Company Auditors and Macias Gini & O’Connell LLP to deliver to the Dealer Manager letters as of the Commencement Date, the Effective Date and the Exchange Date, in form and substance reasonably satisfactory to the Dealer Manager.

(g)    (i) Subsequent to the Commencement Date, there shall not have been any change specified in the letter referred to in paragraph (f) of this Section 6, or (ii) subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Class A Shares or solicit tenders of Warrants as contemplated by the Preliminary Prospectus (exclusive of any amendment or supplement thereto).

(h)    Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as the Dealer Manager may reasonably request.

(i)    Prior to the Exchange Date, the Class A Shares shall have been approved for listing, subject to notice of issuance, on NYSE.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. Notice of such cancellation shall be given to the Company in writing.

7. Indemnification and Contribution.

(a)    The Company will indemnify and hold harmless the Dealer Manager, its Affiliates and their respective directors, officers, employees, agents of the Dealer Manager against any losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject, including under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or Exchange Offer and Consent Solicitation Material, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Company’s failure to make or consummate the Exchange Offer or the Consent Solicitation or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer or the Consent Solicitation or any failure on the Company’s part to comply in any material respect with the terms and conditions contained in the Exchange Offer and Consent Solicitation Material, (iv) any action or failure to act in connection with the Exchange Offer or the Consent Solicitation by the Company or its respective directors, officers, agents or employees or by an indemnified party at the request or with the consent of the Company, or (v) otherwise related to or arising out of the Dealer Manager’s engagement hereunder, except, in the case of clauses (iii), (iv) and (v) only, to the extent such actions or failures to act are finally judicially determined to have resulted from the Dealer Manager’s bad faith, gross negligence or willful misconduct; and will reimburse the Dealer Manager for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable, in the case of clauses (i) and (ii), to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Prospectus or Exchange Offer and Consent Solicitation Material, or any amendment or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information. The Company also agrees that no indemnified party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company for or in connection with this Agreement, any transactions contemplated hereby or the Dealer Manager’s role or services in connection herewith, except to the extent that any liability for losses, claims, damages or liabilities incurred by the Company are finally judicially determined to have resulted from the bad faith, gross negligence or willful misconduct of such indemnified party.

(b)    The Dealer Manager will indemnify and hold harmless the Company and the directors, officers, employees and agents of the Company and each person who controls the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or Exchange Offer and Consent Solicitation Material, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Preliminary Prospectus, the Prospectus or Exchange Offer and Consent Solicitation Material, or any amendment or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection 7(a) or 7(b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not, except with the consent of the indemnified party, also be counsel to the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) related to or arising out of the Exchange Offer or Consent Solicitation in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager on the other from the actual or proposed transaction giving rise to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2(a) hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Class A Shares (as of the Expiration Date) issued, and the cash consideration paid, in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Class A Shares issuable, and the cash consideration payable, in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus Supplement or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Dealer Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Dealer Manager shall not be required to contribute any amount in excess of the amount of the compensation actually paid by the Company to the Dealer Manager in connection with its engagement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)    The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Dealer Manager within the meaning of the Act and the rules and regulations of the Commission thereunder; and the obligations of the Dealer Manager under this Section 7 shall be in addition to any liability which the respective

Dealer Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act and the rules and regulations of the Commission thereunder.

8.    Certain Acknowledgments.

The Company acknowledges and agrees that (i) you and your Affiliates are engaged in a broad range of securities activities and may provide financing, advisory or other services to parties whose interests may conflict with those of the Company and (ii) you or such Affiliates may, for your own account or the account of customers, purchase or sell, or hold a long or short position in, securities of the Company, including the Warrants and/or the Class A Shares, and that you may or may not tender any such Warrants in the Exchange Offer or provide related consents.

In recognition of the foregoing, the Company agrees that the Dealer Manager is not required to restrict its activities as a result of this engagement, and that the Dealer Manager may undertake any business activity without further consultation with or notification to the Company, subject to applicable law. Neither this Agreement, the receipt by the Dealer Manager of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Dealer Manager from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Dealer Manager nor any member or business of the Dealer Manager is under a duty to disclose to the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Dealer Manager’s long-standing policy to hold in confidence the affairs of their customers, the Dealer Manager will not use confidential information obtained from the Company except in connection with its services to, and their relationship with, the Company.

The Company acknowledges and agrees that the Dealer Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Exchange Offer and the Consent Solicitation contemplated hereby (including in connection with determining the terms of the Exchange Offer and the Consent Solicitation) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Dealer Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Dealer Manager shall have no responsibility or liability to the Company with respect thereto. Any review by the Dealer Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Dealer Manager and shall not be on behalf of the Company.

9.    Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)    Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply in all material respects with any covenant in Section 1.

(b)    Subject to clause (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Exchange Offer and Consent Solicitation Material to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c)    The respective indemnities, agreements, representations, warranties and other statements of the Company and the Dealer Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Dealer Manager or any controlling person of the Dealer Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Class A Shares. The provisions of Section 2, Section 5(j), Section 7 and this Section 9(c) hereof shall survive the termination or cancellation of this Agreement.

10. Notices. All communications hereunder will be in writing (or by email) and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telefaxed to Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 1 Columbus Circle, New York, N.Y. 10019, Attention: General Counsel (email: dbcapmarkets.gcnotices@list.db.com) or, if sent to the Company, will be mailed, delivered or emailed to Spire Global, Inc., 8000 Towers Crescent Drive Suite, 1100, Vienna, VA 22182, Attention: Chief Financial Officer, Email: thomas.krywe@spire.com.

11.    Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Dealer Manager, the Company and, to the extent provided in Section 7 and Section 9(c) hereof, the indemnified parties specified in such provisions, and their respective heirs, executors, administrators, personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person receiving the Class A Shares in the Exchange Offer or pursuant to the Consent Solicitation shall be deemed a successor or assign by reason merely of such purchase.

12.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

13.    Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

14.    Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding a “Related Judgment,” as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

15.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

16.    Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the U.S. Securities Act of 1933, as amended.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this Dealer Manager and Solicitation Agent Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in The City of New York.

“Commencement Date” shall mean the date that the letter of transmittal and consent is first distributed to the holders of the Warrants.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Date” shall mean the date on which the Company issues the Class A Shares pursuant to the Exchange Offer or the Consent Solicitation.

“Exchange Offer and Consent Solicitation Material” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the notice of guaranteed delivery, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company.

“Expiration Date” shall mean midnight (end of day), New York City time on December 14, 2022, as may be extended by the Company in its sole discretion.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Pre-Effective Registration Statement” shall mean the registration statement, filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated in the Preliminary Prospectus by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“U.S.” or the “United States” shall mean the United States of America.

“You” or “Your” shall mean the Dealer Manager.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,

SPIRE GLOBAL, INC.

By	/s/ Thomas Krywe
Name: Thomas Krywe
Title: CFO

[Signature Page to Dealer Manager Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

DEUTSCHE BANK SECURITIES INC.

as Dealer Manager

By	/s/ Daniel Byun
Name: Daniel Byun
Title: Director

By	/s/ Diana Nott
Name: Diana Nott
Title: Managing Director

[Signature Page to Dealer Manager Agreement]

Schedule I

Dealer Manager Fee

The Company agrees to pay Deutsche Bank Securities Inc., as Dealer Manager, the following fees in connection with an Exchange Offer:

(a) an advisory fee in the amount of $550,000, which shall be owed and paid by the Company no later than 30 days following the Commencement Date; plus

(b) a success-based fee equal to the lesser of (i) $400,000, and (ii) an amount equal to the product of (x) the number of Warrants issued pursuant to a registration statement on Form S-1 (No. 333-240100) (the “Public Warrants”) exchanged in the Exchange Offer and (y) $0.06 per Public Warrant exchanged, which fee shall be payable promptly following the Exchange Date.

All payments due under the Agreement to which this Schedule relates are to be made in U.S. Dollars, payable by wire transfer of Federal (same-day) funds to the account specified by the Dealer Manager, free and clear of, and without deduction for, any set off, claim or applicable taxes.

Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Dealer Manager and Solicitation Agent Agreement of which this schedule is a part.

Schedule II

Opinion and Negative Assurance Letter

of

Faegre Drinker Biddle & Reath LLP

Schedule III

Subsidiaries

Name	Jurisdiction of Incorporation
Spire Global Subsidiary, Inc.	Delaware, United States
Spire Global UK Ltd	United Kingdom
Spire Global Singapore Pte Ltd	Singapore
Spire Global Luxembourg S.a.r.l.	Luxembourg
Austin Satellite Design, LLC	Texas, United States
Spire Global Canada Subsidiary Corp.	Canada
exactEarth Ltd.	Canada
exactEarth Europe Ltd.	England and Wales